UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
September 8, 2004

PRO-DEX, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

151 East Columbine Avenue
Santa Ana, California 92707
(Address of Principal Executive Offices)

(949) 241-4411
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                    Results of Operations and Financial Condition.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On September 8, 2004, Pro-Dex, Inc. issued a press release announcing its financial performance for the twelve months ended June 30, 2004.  On that same date, Pro-Dex, Inc. conducted a conference call concerning its performance for the twelve months and quarter ended June 30, 2004.  A copy of the news release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01                    Financial Statements and Exhibits

 (c)       Exhibits.

            Exhibit 99.1      Press release dated September 8, 2004 of Pro-Dex Inc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 8, 2004                                       PRO-DEX, Inc (Registrant).

By:       /s/  Patrick Johnson
            Patrick Johnson
            Chief Executive Officer

INDEX TO EXHIBITS

   Exhibit
  Number        Description

99.1           Press Release dated September 8, 2004.